                                                                    EXHIBIT 99.1


[LOGO] VERTEL
                                                                            NEWS

For More Information Contact:
Lynn Friederichs
Vertel Corp.
(818) 227-5735
lynn-friederichs@vertel.com
---------------------------

Craig Scott
Vertel Corp.
(818) 227-1449
craig-scott@vertel.com
----------------------

                                                           FOR IMMEDIATE RELEASE


               VERTEL REPORTS THIRD QUARTER 2001 FINANCIAL RESULTS

Woodland Hills, CA, November 7, 2001 - Vertel Corporation (NASDAQ:VRTL), a leading provider of middleware for telecommunications networks, today reported revenues of $3.3 million for the quarter ended September 30, 2001, compared with $3.5 million for the second quarter 2001 and $3.4 million for the third quarter 2000. The Company posted a net loss of $2.8 million, or $0.08 per basic and diluted share, for the third quarter 2001. This compares with a net loss of $1.9 million, or $0.06 per share in the second quarter 2001, and a net loss of $2.2 million, or $0.08 per share, in the third quarter 2000.

Revenues for the nine months ended September 30, 2001, were $9.4 million, compared with $13.7 million for the same period in 2000. Vertel's year-to-date net loss was $7.5 million, or $0.25 per share, compared with a net loss of $3.2 million, or $0.11 per share, for the same period in 2000. The net loss in 2000 was reduced by a one-time gain of $961,000, recorded as other income, from the company's sale of its remaining equity interest in its former Italian distributor.

The financial statements do not include the $3.5 million commitment for a private placement, as previously announced. Funding will occur when the registration statement is effective.

                                Vertel Reports Second Quarter 2001 Results  -2-



Remarks from CEO Marc Maassen

"Vertel's third quarter results represent steady and positive progress in executing our business plan," said Marc Maassen, president and CEO of Vertel. "We are pleased that our revenue remained relatively constant, even though general market conditions worsened in the third quarter.

"We continue to make progress in seeding our domestic and international markets with our new technologies, products and services and building a strong pipeline of prospects," Maassen stated. "We were able to convert several of those prospects into customers during the third quarter, most notably a major U.S. chip manufacturer that intends to use our e*ORB technology throughout its company. In addition, we continued to gain traction with our WebResolve product and we are excited to be able to announce that Williams Communications Group became a customer during the quarter.

"We also made excellent progress in solidifying the company's financial position. We were able to attract funding from a solid, high-quality investor at a time when capital markets are shrinking and strategic investors are extremely cautious in determining which companies they will support. This investor has extended favorable terms and has indicated interest in a long term relationship, which we believe is validation that our business strategies are sound.

"We are also pleased to report that we have integrated the resources and products of Trigon Technologies Group with those of Vertel. To be able to achieve this integration so rapidly is a sign of the commonality of our products, people and leadership. The technology and products we acquired from Trigon have been instrumental in helping us to close a number of deals over the last few months, and we continue to believe that this acquisition will provide exceptional long-term value for shareholders.

"Today, we announced the formation of an industry advisory board that is detailed in a separate news release. We look forward to the guidance and market knowledge that this group of industry experts can provide to the leadership team.

                                Vertel Reports Second Quarter 2001 Results  -3-



"Even though we are seeing signs of stabilization in our markets, we are well aware that there is continuing uncertainty in the marketplace. Given that uncertainty, we are managing the company under the assumption that capital spending in the communications industry will remain tight. Therefore, we have to be even more conservative in our utilization of cash. To that end we have instituted a number of cost cutting measures this week that are prudent but we feel will not adversely impact future business performance or our growth initiatives. Together with the recent capital infusion, this leaner cost structure will enable the company to weather the current economic slowdown and position Vertel for growth as economic conditions become more favorable," said Maassen.


About Vertel

Vertel is a leading provider of middleware for the telecommunications industry. Vertel provides high performance, reliable middleware for connecting modern, distributed computing software. The company specializes in software that manages broadband, wireless and Internet networks and the embedded software that runs the hardware in these networks.

Vertel middleware provides software-to-software communication for connecting telecom management systems together, connecting the distributed software inside telecom network equipment and connecting the communication software of mobile devices such as hand-held PDAs with network based applications.

Vertel products are sold worldwide to network equipment manufacturers, service providers, software vendors and systems integrators. Vertel also offers WebResolve, our B2B exchange service that provides service assurance functionality to service providers. Vertel's product offerings are multi-technology and multi-vendor compatible for both telecommunications network management systems and for embedded agents for managing devices.

Vertel also develops turnkey management applications that fit individual customer requirements through its Professional Services Unit. The company is based in Woodland Hills, California and

                                Vertel Reports Second Quarter 2001 Results  -4-


has sales offices and distributors throughout the world.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit www.vertel.com.
                             --------------

Note: Vertel, e*ORB and WebResolve are trademarks of Vertel Corporation. All other trademarks are the property of their respective owners.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the markets it serves. Particular risks and uncertainties facing the company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products (including WebResolve) that are required to offset the continuing decline in Telecommunications Management Network (TMN) revenues; the timely and successful development of existing and new markets; the maturing nature of the TMN product marketplace and the financial uncertainties associated with an anticipated decline in TMN revenues; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for new products such as e*ORB, Mediation Framework, Object Management Frameworks and WebResolve and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for most of its products, including e*ORB, Mediation Framework and Object Management Frameworks, making initial license sales and future royalties difficult to forecast; the severe impact that the slowdown in the U.S. economy has had on the telecommunications industry, forcing a number of service providers to cease operations and resulting in the cancellation or postponement of several transactions the company had in progress; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and

                                Vertel Reports Second Quarter 2001 Results  -5-


deployment by our customers of our products; fluctuation from quarter to quarter in revenue from our professional service unit as a result of a limited number of large consulting contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed during the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial risk of variance from actual results; and the Company's ability to control expenditures at a level consistent with revenues.

The Company also considers the recent terrorist attacks on the World Trade Center in New York City and the Pentagon in Washington D.C., as having had a significantly adverse impact on the world securities markets as well as the United States economy in general. The extent of the impact on the Company cannot be quantified at this time. Although the Company did not have any offices in any of the effected areas, the current United States concerns over domestic security and the state of the economy may cause customers to delay or cancel orders with us. Such delays and cancelations could materially adversely impact our revenue and results of operations.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual

                                Vertel Reports Second Quarter 2001 Results  -6-


Report on Form 10-K for the fiscal year ended December 31, 2000 and Form 10-Q for the quarters ended March 31, 2001 and June 30, 2001.

The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.

                                      # # #


                             FINANCIAL TABLES FOLLOW

                                Vertel Reports Second Quarter 2001 Results  -7-


VERTEL CORPORATION
CONSOLIDATED BALANCE SHEET

(in thousands, except per share amounts)





                                                                               September 30,     December 31,
                                   ASSETS                                           2001             2000
                                                                                    ----             ----
Current assets:
   Cash and cash equivalents ...............................................   $   4,485          $  10,827
   Short term investments ..................................................          -               1,096
   Trade accounts receivable (net of allowances of $541 as of
     September 30, 2001 and $536 as of December 31, 2000) ..................       4,335              3,453
   Prepaid expenses and other current assets ...............................         406                215
                                                                               ---------          ---------
     Total current assets ..................................................       9,226             15,591

   Property and equipment, net .............................................         540              1,111
   Investments .............................................................         494                759
   Goodwill, net ...........................................................       9,202              3,034
   Other assets ............................................................         308                314
                                                                               ---------          ---------
                                                                               $  19,770          $  20,809
                                                                               =========          =========

                    LIABILITIES AND SHAREHOLDERS EQUITY

Current liabilities:
   Accounts payable ........................................................   $     662                669
   Accrued wages and related liabilities ...................................       1,079              1,149
   Accrued restructuring expenses ..........................................          48                 48
   Accrued taxes payable ...................................................         365                480
   Other accrued expenses ..................................................       1,641              1,530
   Accrued acquisition liabilities .........................................         158                 -
   Deferred revenue ........................................................         853              1,091
                                                                               ---------          ---------
     Total liabilities .....................................................       4,806              4,967
                                                                               ---------          ---------


Shareholders' Equity:
   Preferred stock, par value $.01, 2,000,000 shares authorized;
     none issued and outstanding
   Common stock, par value $.01, 100,000,000 shares authorized;
     shares issued and outstanding; 2001, 32,890,352;
     2000, 28,326,285 ......................................................         329                283
   Additional paid-in capital ..............................................      93,105             86,510
   Accumulated deficit .....................................................     (77,990)           (70,502)
   Accumulated comprehensive deficit .......................................        (480)              (449)
                                                                               ---------          ---------
                                                                                  14,964             15,842
                                                                               ---------          ---------
     Total shareholders' equity ............................................   $  19,770          $  20,809
                                                                               =========          =========

                                 Vertel Reports Second Quarter 2001 Results  -8-



VERTEL CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except for share amounts)



                                                           Three Month Period Ended                     Nine Month Period Ended
                                                           ------------------------                     -----------------------
                                                      September 30,          September 30,           September 30,    September 30,
                                                          2001                   2000                    2001             2000
                                                          ----                   ----                    ----             ----
Net revenues:
   License .......................................... $     1,668            $     1,735              $   5,083        $   8,170
   Service and other ................................       1,666                  1,629                  4,365            5,486
                                                      -----------            -----------               --------         --------
     Net revenues ...................................       3,334                  3,364                  9,448           13,656
                                                      -----------            -----------               --------         --------


Cost of revenues:
   License ..........................................         125                    235                    349              713
   Service and other ................................       1,740                  1,294                  5,365            4,069
                                                      -----------            -----------               --------         --------
     Total cost of revenues .........................       1,865                  1,529                  5,714            4,782
                                                      -----------            -----------               --------         --------

Gross profit ........................................       1,469                  1,835                  3,734            8,874
                                                      -----------            -----------               --------         --------

Operating expenses:
   Research and development .........................       1,118                  1,216                  2,875            4,058
   Sales and marketing ..............................       1,568                  1,887                  4,871            5,357
   General and administrative .......................         708                    830                  2,426            2,883
   General and administrative - non-cash ............
     stock compensation .............................          -                      35                     -               553
   Goodwill amortization ............................         607                    238                  1,206              714
                                                      -----------            -----------               --------         --------
     Total operating expenses .......................       4,001                  4,206                 11,378           13,565
                                                      -----------            -----------               --------         --------

Operating loss ......................................      (2,532)                (2,371)                (7,644)          (4,691)
Other income (expense), net .........................        (201)                   227                     94            1,650
                                                      -----------            -----------               --------         --------
Loss before provision for income taxes ..............      (2,733)                (2,144)                (7,550)          (3,041)
Provision (benefit) for income taxes ................          20                     35                    (62)             115
                                                      -----------            -----------               --------         --------
Net loss ............................................      (2,753)                (2,179)                (7,488)          (3,156)
Other comprehensive income (loss) ...................         199                      5                    (31)             (42)
                                                      -----------            -----------               --------         --------
Comprehensive loss ..................................      (2,554)                (2,174)                (7,519)          (3,198)
                                                      ===========            ===========               ========         ========

Basic and diluted net loss per common share .........      ($0.08)                ($0.08)                ($0.25)          ($0.11)
                                                      ===========            ===========               ========         ========

Weighted average shares outstanding used in
   net loss per common share calculations - basic and
   diluted: .........................................      32,890                 28,165                 30,385           27,670
